Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of report (date of earliest event reported):
April 23, 2009

NaturalNano, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-49901	87-0646435
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

15 Schoen Place
Pittsford, New York 14534
(Address of principal executive offices)

 (585) 267-4848
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

NaturalNano, Inc. (OTCBB: NNAN) (FWB: N3N), (the “Company”) was featured in an interview by Wall Street Reporter. The link to the press show is available at http://www.wallstreetreporter.com/index.php/2009/04/natural-nano-otc-bb-nnan-ceo-interview/. The audio is an interview with James Wemett, Acting President and CEO of the Company, and is available on said link.

The information provided pursuant to this Item 7.01, including the information in Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. In addition, the information in this report shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporating language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Exhibits.

Exhibit Number                                                      Description

99.1	Press Release dated April 23, 2009 regarding Wall Street Reporter Interview of NaturalNano, Inc. Acting President and CEO, James Wemett.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NaturalNano, Inc.

Date: April 23, 2009	/s/ James Wemett
James Wemett
Acting President and Chief Executive Officer